INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 12 – INCOME TAXES

The Company had, subject to limitation, $22.0 million of net operating loss carryforwards at December 31, 2013, which will expire at various dates beginning in 2013 through 2024. In addition, the Company has research and development tax credits of approximately $398,000 at December 31, 2013 available to offset future taxable income, which will expire from 2028 through 2034. We have provided a 100% valuation allowance for the deferred tax benefits resulting from the net operating loss carryover and our tax credits due to our lack of earnings history. In addressing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. The valuation allowance increased by $1.7 and $1.8 million for the years ended December 31, 2013 and 2012, respectively.

Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2013	2012
Deferred tax assets:
Net operating loss carryover	$7,497	$5,793
Stock-based compensation	2,888	2,474
Other	19	339
Tax credits	398	374
Total deferred tax assets	10,802	8,980
Less: valuation allowance	(10,802)	(8,980)
Net deferred tax assets	$–	$–

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2013 and 2012 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes) are as follows:

	2013	2012
Statutory federal income tax rate	-34.0%	-34.0%
Non-deductible items	0.1%	0.0%
Adjustment for R&D Credit	-0.4%	-0.8%
Valuation allowance	34.4%	34.8%
Effective income tax rate	–%	–%

The Company’s tax returns for the previous three years remain open for audit by the respective tax jurisdictions.